EX-99.906 CERT


                                  CERTIFICATION

                         Pursuant to Section 906 of the
                   Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350


The undersigned officer of ASA (Bermuda) Limited (the "Registrant"), hereby certifies, to the best of his knowledge, that the Registrant's report on Form N-CSR for the period ended May 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  July 6, 2006                       By: /s/  Robert J.A. Irwin
                                             ----------------------
                                                   Robert J.A. Irwin
                                            Chairman, President and Treasurer
                                            (Principal Executive Officer and
                                            Principal Financial Officer)